Listing Report:Supplement No. 184 dated Mar 04, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 370287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.04% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 11	Length of status:	5y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	23	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$17,718	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knjaro	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ditch credit cards
Purpose of loan:
This loan will be used to consolidate my credit card balances for one easy payment?

My financial situation:
I am a good candidate for this loan because I make my payments on time and I have not defaulted on my financial obligations.?

Monthly net income: $ 3650

Monthly expenses: $
??Housing: $ 1602
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 220
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards : $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$325.55

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	1y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	36	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$26,333	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-sonnet	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Business
Purpose of loan:
This loan will be used to?
To buy a?auxiliary genearator to provide heating and cooling option for my truck?to reduce fuel usage by using smaller generator
My financial situation:
I am a good candidate for this loan because?
I always pay my debt
Monthly net income: $?
4400??
Monthly expenses: $
??Housing: $ 835????
??Insurance: $ 125????????
??Car expenses: $ 430????????
??Utilities: $ 120????
??Phone, cable, internet: $ 175????????????????????
??Food, entertainment: $ 100????
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.13

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	19y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$120,150	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	social-tower	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt Very Trustful!
Purpose of loan:
This loan will be used to pay back a family member who helped me out?2 years ago pay off credit cards?due to stupidity on my part.? We all learn.? I have the full amount paid back minus $5,000.00 and would like to pay back the remainder at this point.? I hope you will help out.

Previous listing was 25% funded.? I hope I can get?full funding?with this request.?

My financial situation:
Propser shows that I have $120,000.00 in outstanding revolving debt. ?They also showed Home Ownership as being "No".? This is inaccurate. I HAVE been a home owner for the past 17 years and have never been late or missed a mortgage payment.? I also have NO current revolving debt other than a Chase credit card with a balance of about $1100.00.? I also have a 1st and 2nd mortgage in addition to the Chase card and that is all.? All Income can?be verified via W-2's.? As Propser shows-there are only 3 Accounts open which I mentioned and no others.???

I am a good candidate for this loan because I am a very trustworthy individual.??I have a Bachelors Degree in Criminal Justice and Psychology.? I have been employed with my current job?in Federal Law Enforcement with the US DOJ?for the past 20 years.? Date of hire was 4-13-1990.? I also have worked a part time job on the weekends working in Nursing in a Hospital setting for?the past 19 years.??I work a regular 24 hours every other weekend and can pick up extra shifts quite often. ?I am a homeowner and have been in my current home for the past 14 years.? Bottom line:? I'm not going anywhere and both my jobs are VERY secure based on the Fields and my time on.????

I ?am very responsible and being single I am able to make?the payment on this Loan.

I have a generous amount in my 401k $88k (not able to take a loan against) and a great retirement ahead.

I ask if I have been entrusted for the past 20 years from my Employer with a high level security clearance (one of the highest) that you also trust me in that I will and have all the means to pay this Loan back.

I lead a very simple life.? I do not have Cable and all the other extras.? Just the Basics.? My entertainment is free and that being enjoying the outdoors fishing, camping and keeping my Lawn/Yard in tip top shape.

Thanks for your consideration!? All information is this listing is verifiable by documents.? Please ask any questions.

Monthly net income: $4279

Monthly expenses: $2050.00?
??Housing: $1340?
??Insurance: $100
??Car expenses: $ 0 (Free and clear)
??Utilities: $?70
??Phone, cable, internet: $80
??Food, entertainment: $150?
??Clothing, household expenses $80?
??Credit cards and other loans: $30 (Chase)
??Other expenses: $200.00 (Property Taxes)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	5	Revolving credit balance:	$101,436	Stated income:	$100,000+
Amount delinquent:	$16,879	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	tenacious-leverage	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay of high interest credit card

My financial situation:
I am a good candidate for this loan because I have a high income and selling a second house that should be sold in the next 60 days

Monthly net income: $ 14,700.00

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	31 / 27	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	40	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$43,569	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-birdie	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for our growing family
Purpose of loan:
This loan will be used to? purchase another larger car for our expanding family.????

My financial situation:
I am a good candidate for this loan because? I have a steady good paying job with excellent bonus potential.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	51%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 7	Length of status:	1y 6m
Credit score:	620-639 (Mar-2010)	Total credit lines:	37	Occupation:	Clerical
Now delinquent:	5	Revolving credit balance:	$6	Stated income:	$25,000-$49,999
Amount delinquent:	$13,673	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	30
Screen name:	verb1963	Borrower's state:	Wisconsin	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	620-639 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	1 ( 4% )	640-659 (Sep-2007)
Principal balance:	$474.81	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off credit card
Purpose of loan:
Would like to?continue getting out from under all this credit card debt.
My financial situation:
I work fulltime and also recieve a monthly veterans compensation. I hit some hard times and trying to raise a disabled son. I am hoping to consolidate? and get the balance paid off to improve my credit score.

Monthly net income: $
$1034 per month from the VA and $1600 income from fulltime work=$2634
Monthly expenses: $
??Housing: $ 1100.00???(1st Mort-$802)?$256 (2nd Mortgage)

??Insurance: $?58.57 per mo (car ins) medical is paid pre-tax?thru work and Homeowners is?included with mortgage????
??Car expenses:?$230
??Utilities: $?49 electric
???????????????? $90 septic
???????????????? $0 water (well)?
???????????????? $0 garbage (trash goes to dump)
??Phone, cable, internet: $?100.00

??Food, entertainment: $?250 (includes pet food)
??Clothing, household expenses $ 0
??Credit cards and other loans: $?60 Sam's Club
?????????????????????????????????????????????$60 Care Credit
???????????????????????????????????????????? $210 Home Depot
???????????????????????????????????????????? $125 Nat'l City Visa
?????????????????????????????????????????????$100?Citifinancial
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	104%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	5y 10m
Credit score:	680-699 (Feb-2010)	Total credit lines:	16	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$4,560
Amount delinquent:	$3,044	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	principal-starfish4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom plumbing repairs
Purpose of loan:
This loan will be used to?repair plumbing problems on my only one bathroom.
My financial situation:
I am a good candidate for this loan because?I?had always had good credit, but i made the mistake of co signing for?one of my children for a manufactured home and a new automobile, this is where some of the late payments come into play, I was not aware of this until just recently when I went to my bank to apply for a loan for this repair, at this time I was informed of late payments. I can assure I will pay my loan on the designated due date. I am on a fixed income but I am able to commit to a monthly payment in order to get?my bathroom repaired. At this point this repair is a necessity and not a want.

Monthly net income: $ 1486.00

Monthly expenses: $
??Housing: $ 150.00
Insurance: $ 100.00
??Car expenses: $ 250.00
Utilities: $ 75.00
??Phone, cable, internet: $ 25.00
Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$414.19

Auction yield range:	17.04% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	3y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$17,056	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	community-portait	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from credit cards!
Purpose of loan:
This loan will be used to? stop feeding the greedy bankers and provide a sound return for smart investors.

My financial situation:
I am a good candidate for this loan because? I always pay on time, and I've already paid off two very high-interest rate cards and kept their balances?at 0!? I'm also getting a Tax Refund check next month?for the sum?of $9K.? The full amount along with your Prosper Loan will go to paying off my credit cards once and for all.? I had a credit limit of over $24K, not $17K, but all the creditors dropped my available lines of credit as I paid off each credit card, while jumping?their rates from 9% to 29%.? My plan is to repay them that insult by paying them all off and never using the plastic ever again. I'm just trying to do right by my two sons....thanks for your time and consideration.

Monthly net income: $??

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $??
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$649.86

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Credit score:	840-859 (Mar-2010)	Total credit lines:	15	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$5,437
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-fluffy-bunny	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to?
Assist my son because he was laid off by SunTrust Private Wealth Management
My financial situation:
I am a good candidate for this loan because? My credit history is exemplary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1982	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	23y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$23,738	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-legend	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Bathroom in new house
Purpose of loan:
I recently purchase a 35 year old home.? I want to update?the second bathroom?so it is useable.?

My financial situation:
I am a good candidate for this loan because I have?been employeed?at the same?company for 24 years.? I have never defaulted on any loan and?I have?ALWAYS paid back my debts on a timely basis.? My credit rating is rated very good to excellent at all 3 credit reporting companies.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	0y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	13	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$20,119	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commerce-spectacle	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
This loan will be used to pay off credit cards that have?high interest rates.? In 2008,?I was late?on payments to?two credit card companies(not 30 days), and?my interest rate was immediately hiked up to 27%.? This was the first and only time I have been late and after repeated attempts to have?the rate reduced, we have decided to look elsewhere.?
My financial situation:
I am a good candidate for this loan because I have a steady career in wireless, an industry which is continually growing.??There?is constant opportunity for promotion?as well as significant bonus potential.? In the past?9 months, because of my performance,?I have never failed to bonus.? I?am also consistant with paying my bills?on time.

Monthly net income: $4,580.00

Monthly expenses: $3680.00
??Housing: $1,300.00
??Insurance: $210.00
??Car Payment:?$0
??Transporation:? $160.00
??Utilities: $300.00
??Phone, cable, internet: $100.00
??Food, entertainment: $800.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $650.00?
? Child's Tuition:? $120.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 27.55%	Starting monthly payment:	$39.07

Auction yield range:	8.04% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	1y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	4	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$477	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-tulip2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of A High Interest Cradit Card
Purpose of loan:
This loan will be used to?to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because?

1. I have the income required to meet the loan payments on time every month. Although my income varies since I am a personal tutor, I do make a minimum of $800 a month.

2. I have little other financial obligations:

Monthly net income: $ 800-1000

Monthly expenses: $
??Housing: $ 250(I live with my folks and make this little contribution to towards the rent)
? Insurance: $ 60
??Utilities: $ 40(cellphone)
??Phone, cable, internet: $ 0( the good thing about living with the folks.)
??Food, entertainment: $ 100
??Clothing, household expenses $ Don't buy clothing everyday or even every three months so $20 a month on average I guess.
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	12	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$521	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	clean-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in heaters and remodel
Purpose of loan:
This loan will be used to install four NEW heating units for my six rentals and complete the new configuration of gas lines to include a mini-laundry mat in the basement. Secondly, we need to improve four of the units with new carpet, paint and plumbing.

My financial situation:
we are a good candidate for this loan because We will record a $25,000 lien on the property located at 721 North Hamilton in Saginaw Michigan 48602 (6units) as a security for you.Currently, it brings in $600/month and has the potential for an additional $1200/month. We currently have several other rental properties and we are in the process of remodeling new units to bring on line and increase my money stream. You can see the property is in the name of my corporation from this source:
Saginaw County Record:http://www.saginaw-mi.com/sonar/land.php?tax_id=15%200113%2000000Credit Score on Transunion is 675 and Equifax is 725 Experian 653
Monthly net income: $ 6000
Monthly expenses: $ 3800
??Housing: $1200
??Insurance: $ 300
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$576.98

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 17	Length of status:	1y 2m
Credit score:	820-839 (Mar-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,476	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	dedication-orchid	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing and Sales for Sm Bus.
Purpose of loan:
This loan will be used to expand a growing small business advisory firm.? Our firm has been in business since 2007 and we are rebranding the company which will include a new website, new online presence through social media sites, and new sales strategy and process.? Our competitors in this space have seen online sales growth of more than 300 percent by streamling online operations to meet the needs of the online consumer,

My financial situation:
I am a good candidate for this loan because my debt is relatively low (over fifty percent of my homes value is equity).? I have minimal credit card debt and?I only owe $1,000 on my vehicle.? I have a stable and solid credit history.? I value my value score and would not place myself or my company in a predicament that would diminish the score I have built up over the last 17 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	6%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 1	Length of status:	2y 2m
Credit score:	740-759 (Feb-2010)	Total credit lines:	3	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	nickel-wildcat	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refurnishing my home
Purpose of loan:
This loan will be used to purchase furnishings for my apartment.? I need a bed, dressers, TV, couch, refrigerator, desk, table and chairs, and shelving.? I have been living in a cramped apartment too long so I moved to a place with more room.? I need to fill up some of the empty space with new furniture and appliances.

My financial situation:
I am a good candidate for this loan because I make $65,000/year which is plenty to pay off this loan.??I have no debt, and have had a stable job as an engineer for over 2 years.? My employer has promised me that my position is safe, even in these tough economic times.? You can count on me to pay back every dime!

Thank you for all your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$384.28

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	18y 9m
Credit score:	820-839 (Mar-2010)	Total credit lines:	17	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$273
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	merciful-wampum8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel Kitchen and Bathroom
Purpose of loan:
This loan will be used to? update my appliances and cabinets, install new counter top and lay ceramic floor in my kitchen. Replace, sink, toilet and install garden tub, place heated floor under new ceramic tile in bathroom

My financial situation:
I am a good candidate for this loan because? I am a low risk borrower and consider myself credit worthy by keeping my bills paid on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	70%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 7	Length of status:	2y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,212	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balance-ninja	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payon bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 3	Length of status:	0y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	12	Occupation:	Construction
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,218	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	emphatic-agreement5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start up exspenses for family farm
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
pay for seed and start up equipment
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$305.34

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	3y 11m
Credit score:	600-619 (Feb-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,211	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	151%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 90% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	3 ( 10% )	600-619 (Dec-2009) 640-659 (Sep-2007) 640-659 (Jul-2007) 620-639 (Jun-2007)
Principal balance:	$1,078.12	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
One more time
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.

My financial situation:
This would be my second loan with Prosper.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I've made a few bad financial decisions in the last couple of years and my credit has taken another beating.? I want to repair and rebuild my score.? As of 3/4/2010, I was promoted at the company that I have been with now for 4 years.? I have received a nice raise and have been re-assigned to a location much closer to home.?? ??

I have invited my friends to join as lenders only to find that Prosper is not excepting new lenders from the state of Ohio where I live.? One recently contacted me? to let me know they were unable to join.? None the less, Prosper has helped me once and I hope can help me again.? I refuse to give up.

Monthly net income: $ 2658 currently

Personal monthly expenses: $ 1559
??Housing: $?200 (have roommate)??
??Insurance: $ 64
??Car expenses: $ 405
??Utilities: $ 100
??Phone, cable, internet: $ 55
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 210 (student loans)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	5y 10m
Credit score:	680-699 (Mar-2010)	Total credit lines:	9	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$4,039	Stated income:	$25,000-$49,999
Amount delinquent:	$883	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	conqueror948	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Hi,

I have a debt that I have been paying 200.00 a month on for a couple of years now. The original amount was 9600 and its currently paid down to 2400. Their daughter owes me 500 in which I know I will never collect so my idea is to come up with the cash to pay off what I owe minus what their daughter owes so I can get out from dealing with them for the next year. I know they will accept this as they need all the cash they can get right now due to going through breast cancer. She is going in next week to have 1 breast removed and have reconstructive surgery. Doing this in this way will help out all parties involved.

I work a lot of hours on my current job and also have a side business doing computer repair and troubleshooting so I have the means of repaying this loan. I have been at my current job for 5+ years and owning my current home going on 2 years now with no late payments on any of my debts. I also have put on a huge spending freeze on anything other than what is needed to live until I have reached this goal. I was debt free about 3 years ago but that was before having another child and incurring costs moving into a new home. Its time to shape things back up again and for good this time!

Just a side note about my debt information. I have a van for my computer business that pays for itself through the business. I have a car loan as well so that puts my debt to income at a higher ratio that appears worse than what it is. I have 1 negative mark on my credit file, thanks to AT&T. I split of 3 in 1 service off to only a cell phone service and somehow the statement for the balance for the internet and home phone they claim to have sent on this was never received, I recently received a notice from AT&Ts attourney of collections and they said they wanted to resolve the debt (298.00) and threatened to report to my credit file butI had recently viewed my credit file and they had already done so without contacting me 1st to try and establish a payment, Needless to say I am still going back and forth with them on this and I want to be sure they don't take my payment and forget to help me to resolve this on my credit report. My cell phone contract ends in august so I will be getting service with metro pcs and dropping AT&T for their poor communication on resolving this manner in a professional manner. I had tried to explain to them that during the time they claim to have sent this statement I was going back and forth to the NICU visiting my newborn premature son which is healthy now and 11 months old. I just wanted to give a brief explanation since you are taking the time to invest some of your money to help me out. As for the 883 delinquent balance on my credit file, the 298 has to be part of this along with medical bills from the hospital from my son. i have no other delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$332.38

Auction yield range:	11.04% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	19y 9m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$17,411	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	intelligent-dollar2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Chase at 29.99%
Purpose of loan:
This loan will be used to? Pay off Chase Mastercard.? They increased my interest rate from 9.75 to 29.99% APR since last July, 2009.? I always pay online and was unaware of the increase until today when the balance was not reducing at the same rate as my Quicken calculated.? I just paid them $3,000.00 today and I have a $9,600.00 balance.? They are not interested in reducing my interest rate so I'm not interested in giving them my business.

My financial situation:
I am a good candidate for this loan because? I'm a Bankruptcy attorney.? Not lacking for business.? Can pay off loan withi 6 to 8 months.? No car payments and only about $5,000.00 in ?other unsecured credit outstanding, after Chase is paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	7y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	21	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$7,609	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-worth-thinker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff my credit cards. I recently got married and the process was more costly than I would have ever envisioned but get to walk the isle once! I do hope that you will help me accomplish my goal so that I can continue my new life with a clean slate.

My financial situation:

Monthly net income: $4300

Monthly expenses: $
??Housing: $825
??Insurance: $0
??Car expenses: $0
??Utilities: $75
??Phone, cable, internet: $50
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $1600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	4y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	3	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-secret-agent7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off car and gas bill
Purpose of loan:
I need to pay off my car so I will not have a car payment anymore. I also need to pay off my heating bill which was higher this year. ?

My financial situation:
I have good credit and no other outstanding debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2007	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 1	Length of status:	1y 6m
Credit score:	740-759 (Mar-2010)	Total credit lines:	4	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$256	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	artist9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expenses
The purpose of this loan is to cover a few extra expenses while attending college
I will use this loan to help cover: rent, food, books, gym, gas and car maintenance expenses through the end of the semester.

I currently receive a family stipend and work full-time. The loan will provide a buffer to cover the extra expenses while next semester's funding comes. The loan will also assist in building my credit history further.
I am an excellent candidate for this loan due to my high level of integrity and honesty, as well as my stellar past and present credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$249.92

Auction yield range:	11.04% - 21.50%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	4y 3m
Credit score:	700-719 (Feb-2010)	Total credit lines:	21	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$5,456	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ea1771	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Home Business
Purpose of loan:
This loan will be used to expand my home business. I have business in ebay, buying and selling various items mostly electronic and cellphone. I buy the products mostly from supplier in China, and sell them here in US. Due to capital limitation, I can not increase my sales volume, therefore I need extra capital so I can move forward with my business.

My financial situation:
I am a good candidate for this loan because I am a responsible borrower,? never miss my dues. I care my family so much that I would never put them in ther risk of financial trouble. Therefore I borrow what I need with monthly payment that I can afford. My home business is just a part time job to create extra income. Although I'm very optimistic about my venture, but in worst case scenario that it did not work well, I still have my job that can support me to pay for the loan. I'm?confident I could repay all the loan in due time.?

Monthly net income: $ 3500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	46%
Basic (1-10):	1	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	8y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	33	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,936	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	best-worth-travels	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down a medical bill
Purpose of loan:
Paying off a debt

My financial situation:
I am a good candidate for this loan because...even though I have some personal debt, I am trying to get this loan to?take care of the amount. It is going to take more money than 4000.00 to take care of my debt but I am trying to start somewhere.

Also the deliquincies that are showing on my credit report are from when I was way younger, over 4 years ago. I made some mistakes that have cost me but I am trying to put things back on track. Also on my credit report it shows I have a mortgage but my ex-husband and me are seperating so I am not responsible for the mortgage payment showing or bank of america credit card. Thank you for your time in considering me. God Bless.
Monthly net income: $ 2800.00

Monthly expenses: $?
Housing: $?389.00 (shared 1/2?with?roomate, so my portion is only 389.00)??Insurance: I have renters insurance with Farmers, which is only 17.00 a month.??Car expenses: $ Car Insurance 110.00, gas is 30.00 every?2 to?3 weeks.?Car Payment 280.00??Utilities: $ 50.00 (shared with roomate)??Phone, cable, internet: $ 100.00??Food, entertainment: $ 30.00 a week, sometimes go two weeks.??Clothing, household expenses $ n/a???Credit cards and other loans:?I have Care?One helping me with?most if not all of my debt that I have, I pay them 250.00 a month.??Other expenses: $ n/a
Monthly net income: $ 2800.00

Monthly expenses: $?
Housing: $?389.00 (shared 1/2?with?roomate, so my portion is only 389.00)??Insurance: I have renters insurance with Farmers, which is only 17.00 a month.??Car expenses: $ Car Insurance 110.00, gas is 30.00 every?2 to?3 weeks.?Car Payment 280.00??Utilities: $ 50.00 (shared with roomate)??Phone, cable, internet: $ 100.00??Food, entertainment: $ 30.00 a week, sometimes go two weeks.??Clothing, household expenses $ n/a???Credit cards and other loans:?I have Care?One helping me with?most if not all of my debt that I have, I pay them 250.00 a month.??Other expenses: $ n/a
Monthly net income: $ 2800.00

Monthly expenses: $?
Housing: $?389.00 (shared 1/2?with?roomate, so my portion is only 389.00)??Insurance: I have renters insurance with Farmers, which is only 17.00 a month.??Car expenses: $ Car Insurance 110.00, gas is 30.00 every?2 to?3 weeks.?Car Payment 280.00??Utilities: $ 50.00 (shared with roomate)??Phone, cable, internet: $ 100.00??Food, entertainment: $ 30.00 a week, sometimes go two weeks.??Clothing, household expenses $ n/a???Credit cards and other loans:?I have Care?One helping me with?most if not all of my debt that I have, I pay them 250.00 a month.??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$122.48

Auction yield range:	17.04% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	4y 2m
Credit score:	620-639 (Mar-2010)	Total credit lines:	36	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$281	Stated income:	$25,000-$49,999
Amount delinquent:	$5,864	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	Amandamae04	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 89% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	2 ( 11% )	640-659 (Nov-2009) 600-619 (Jul-2008)
Principal balance:	$2,459.71	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off debt for our future
Purpose of loan:
This loan will be used to consolidate/pay off debt?to reduce our monthly payments.? My husband, Josh, was laid off for several months, but he has a wonderful job now, making even more than before (such a blessing) with a company that has so much business, they really need two of him!? If funded, this will be my second loan through Prosper.? In the past, I have had 2 late payments (by no more than 4-5 days), reason being that we changed our bank account.? I have not had any payments over 30 days past due to Prosper.?

My financial situation:
Mentioned above.? We (my husband and I), would like to get these little things paid?off and get ahead.? We began fertility treatments in January, and thankfully, everything has been?covered by insurance thus far.??We have tried for 5 years to have a child with no luck.? We have both been through all of the infertility tests and everything comes back with flying colors.? I have been diagnosed with unexplained infertility.?

To learn more about my husband and I, you can visit my blog at www.everythingelsewastakensoichosethis.blogspot.com.? Thank you for your consideration!!

Monthly net income: $ 1750.00 (my income)? $1500.00 (my husband's)? ***I got a raise in January (net income was $1500)?and will get another (small step up) raise in July.

Monthly expenses: $
??Housing: $871.00 (includes?home owners insurance)
??Insurance: $ 118.00 (car insurance)
??Car expenses: $ 200.00 (gas)
??Utilities: $ 250.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.94 (this will be paid off with loan and is current), $180.94 (Prosper), $227.50 (personal loan)
??Other expenses: $

This loan will go towards paying off 2 of the "Credit Cards and Other Loans" and will leave me with just 2 Prosper Loans and my house payment.

I will be more than happy to answer any and all questions regarding what exactly we will pay off with this money, etc.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$470.47

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 16	Length of status:	15y 5m
Credit score:	780-799 (Mar-2010)	Total credit lines:	51	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$36,757	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-rate5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off three credit cards totaling $11,000 and a short term personal loan of $3,500.00

My financial situation:
I am a good candidate for this loan because I have been a very responsible borrower with a long excellant payment history with no late payments.? I have been employed by a large successful construction company for the last 15 years.? My curent position is Controller.? My wife and I both have 100,000+ annual salaries as professionals in our field?of work?and?have been?paying down debt agressively over the last two years.? We are intrigued by the prosper.com program and are seeking to lower the interest rate we pay on some of our credit cards by consolidating them with a prosper.com loan. We have 9 years left on our 1st mortgage and 11 years left on our second mortgage.?

Thank you for the opportunity to establish a great payment history with prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.60%	Starting borrower rate/APR:	23.60% / 25.89%	Starting monthly payment:	$117.07

Auction yield range:	8.04% - 22.60%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	26 / 24	Length of status:	8y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	61	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$31,120	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sd419	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jun-2008)
Principal balance:	$7,446.85	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Finishing the basement
Purpose of loan:
This loan will be used to?Finish our basement to have more room due to expecting twins in a couple months.

My financial situation:Make good money and not stretched to thin.
I am a good candidate for this loan because?I pay all my bills on time and have been with the same company for over 9 years now.

Monthly net income: $ 16,500

Monthly expenses: $ 11,300
??Housing: $3200
??Insurance: $1500
??Car expenses: $2000
??Utilities: $600
??Phone, cable, internet: $200
??Food, entertainment: $600
??Clothing, household expenses $500
??Credit cards and other loans: $1600
??Other expenses: $1100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$8,196	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	sm2cc	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	680-699 (Oct-2008) 680-699 (Dec-2007)
Principal balance:	$688.08	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Pay off credit cards!
Purpose of loan:
Get rid of credit cards with crazy rate and unpredictable charges.

My financial situation:
Solid and secure employment track record. Have a full-time, permanent job plus do free lance work in the events industry as well as teach fitness classes.

Monthly net income: $ 3,400

Monthly expenses:?$2218
??Housing: $1,200
??Insurance: $102
??Car expenses: $450
??Utilities: $200
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $75
??Credit cards and other loans: $123 (student loans); $250 (credit cards)
??Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	3y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$10,766	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	gold-corps9	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Consolidate debt????
My financial situation:
Even though I have a lower credit?score due to a bankruptcy I had?3 years ago due to medical bills that I had,?I?have been current?on all of my loans since then as you can see from my?credit rating.? I have?made?more than the minimum payments each month since and I?just want to get my loan paid off quicker.? I work as a researcher for a local hospital doing genetic research and?as you can see below,?my wife and I have plenty of?cash at the end of the month to pay off our loans and?obligations.? I think this would make?us a great candidate?to loan to with a promise to payback the loan.? ?

Monthly net income: $
4100

Monthly expenses: $
??Housing: $ 700?
??Insurance: $?110
??Car expenses: $ 225?
??Utilities: $ -
??Phone, cable, internet: $?99
??Food, entertainment: $ 500
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 500?
??Medical Bills:?$ 120

Total: $2444 per month?so as you can see we still cover?our bills by a large margin.? ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.32

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,719	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	philosopher1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to pay for my child tuition fee. There is tremendous amount of fees has been increasing and it is really hard to get loan also. But education is something important that i do not want my child to be compromise in it. So here i am applying for loan for my child better future.
I thank you for any help i get.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and acurate. Me and my husband both are working two jobs so we had never problem paying bills on time. As u can see from my credit profile also. we always wan a keep are credit score good as we can and will be paying bills on time in future too. Again education is we think something very important in life so we can do anything to help my child to achieve education.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	5y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	8	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$1,543	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-mechanic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New deck, and home improvements
Purpose of loan:
This loan will be used to?? Put in a new deck as well as other home improvements. Also to consolidate some credit cards?to fix credit score.

My financial situation:
I am a good candidate for this loan because?? Live well withen my means, spend money wisely, and have good steady income.

Monthly net income: $
5,800
Monthly expenses: $
??Housing: $ 2,250
??Insurance: $ 50
??Car expenses: $ 220
??Utilities: $?120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 4m
Credit score:	720-739 (Mar-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$1,195	Stated income:	$25,000-$49,999
Amount delinquent:	$329	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	creative-capital7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up for Consulting Franchise
Purpose of loan: This loan will partially finance a Franchise Start Up Fee
This loan will be used to pay a partial amount of the franchise fee of $39,900. I will help small to medium sized businesses recover tons of monies already spent; 8 of every 10 businesses fall into this category of potential clients;small and mid sized businesses do NOT have the financial resources with regards to CPA's (accounting) and business analysts to recover these monies. There are several areas of recovery, and the competition is only able to typically focus on one area, whereas we have all services under one roof. These services include Property Lease audits, Cost Segregation audits, Corporate Income tax audits, Utility Bill audits, and Workman's Comp audits. My office will employ 4 commission based personnel right off the bat; these associates of mine are ready to get into action, having been small business owners themselves; the average commission paid out to the over 100 commission based associates at the existing 40 offices was as follows for 2008 Cost Segregation audits: $5,200 and for 2008 Office Lease audits: $9,840. That is only 2 of the audit services. Within 3 months my associates will close at least one of each of the above services for a minimum monthly income of $15,000 plus. As Office Owner, I will receive $18,000 plus for each of those associates for closing just one each of those two audits per month. So a minimum of $18,000 times 4 associates gives you a VERY conservative estimate of the monies generated by these audits. The really great part is that the client realizes much more recovered monies then we are paid for our part in finding these overpaid monies and monies to be recovered.

My financial situation: The $10,000 plus my $5,000 will enable the company to finance the rest for me due to their strong belief in my being a great fit for their company.
I am a good candidate for this loan because I am a Retired Naval Officer with over 24 years of military service. This includes 3 Persian Gulf tours, working my way up from an enlisted electronics technician on submarines to a Lieutenant Commander on board a nuclear powered aircraft carrier (USS Nimitz). I KNOW how to accomplish a mission. I have been retired since October 1, 2007. I currently consult in a self employed status as follows: computer instruction for senior citizens, tutoring for students (grade school through high school), and am a licensed Mold Inspector. . I know how to develop a team of personnel to accomplish great and worthy goals. For two years I have searched for just the right franchise opportunity and have now found the one I am very passionate for. Helping companies to save and recover monies already spent is a great and worthy cause. And the chance to employ several good people who are talented but unemployed to go out there and start making good money to feed their families is really exciting!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	32%
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	21 / 13	Length of status:	10y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	54	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$23,508	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	purposeful-hope	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt
Purpose of loan:
This loan will be used to?
consolidate high interest short term debt and credit card debt
My financial situation:
I am a good candidate for this loan because?
My husband and I both have well paying secure jobs which we can provide paystubs and w-2's? (we both have BSBA's in Accounting).? We have never ever?had a late payment?on our credit report (13years).? Our score is a little low due to the amount of debt we have.
We took out some short term loans with high interest ?to keep our payments current.? We have 2 automobiles,a 2002 chevy Cavalier and a 1998 Nissan Frontier pickup (total fair value $7,000?) that we would be happy to use as collateral to help secure a loan.? We will also provide any financial or additional information needed.
Monthly net income: $ 6,846
mine 2816
spouse 3380
rental income 650

Monthly expenses: $?
??Housing: $ 2595
??Insurance: $ 115 (auto)
??Car expenses: $ 300 (maint and fuel)
??Utilities: $?400
??Phone, cable, internet: $ 175
??Food, entertainment: $ 850
??Clothing, household expenses $
??Credit cards and other loans: $?500
??Other expenses: $ 594 (rental home mortgage)-we have not sold this home because we have excellent renters (15mos) and are next to a major hospital that is expanding and has show interest in the property just haven't made any offers yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	15y 8m
Credit score:	620-639 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,961	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Ibanez411	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	660-679 (Dec-2007)
Principal balance:	$383.84	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off medical bills/ccards
Purpose of loan:
This loan will be used to? to pay off my medical expenses, and my credit cards.

My financial situation:
I am a good candidate for this loan because I have pay all my bills on time, and I am never late.???

Monthly net income: $ 2452.00 ?a month, however I work overtime a lot, with that it is 3528.00

Monthly expenses: $
??Housing: $? 770.00
??Insurance: $ 110.00
??Car expenses: $ 322.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 129.00
??Food, entertainment: $ 425.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 215.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	1y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	14	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$39,855	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	heroic-finance5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay down all my credit cards. This will enable me to buy a house down the line.
My financial situation:
I am a good candidate for this loan because I've always paid my bills on time. Unfortunately I spread my self to thin trying to help others but creating a bad situation for my self. I cut up?all my credit cards today. I've been making?MORE then minimum monthly?payments on my credit but it seems like it doesn't do anything. At one point my Bank Of America Card was past 30?% APR, which I did not understand. Currently majorty of my credit cards have been in the late teens or above even though I have consistently paid on it for the past years. Ive continually request for it to be lower but the credit card companies say they can review my case and let me know something in six months. I do not want to continue to pay these outrageous rates.?I was close to paying down my debt until I helped pay for my sisters grad school semester. Putting my self in this situation I decided it was time to take care of myself first then ONLY HELP?IF I CAN. I will appreciate?any type of help to have a lower APR. ?

Monthly net income: $ 3506 from my job

Monthly expenses: $
??Housing: $ 600????
??Insurance: $?150
??Car expenses: $ 320????
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$253.24

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 6m
Credit score:	760-779 (Feb-2010)	Total credit lines:	38	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$9,981	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ChefATL	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would Rather Pay You Than Citi
Purpose of loan:
This loan will be used to quickly pay off a credit card balance from Citibank. I have been a perfect paying customer since 1991, and they have increased my interest rate three times in the past six months. I would like to pay a more humane lending institution or lending club rather than continue to do business with Citi.

My financial situation:
I am a good candidate for this loan because I have the means to pay this in full within 8-10 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	4%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	5	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,062	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leaper647	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card and home expens
Purpose of loan:
This loan will be used to? pay off a credit card and to help pay for a new apartment.

My financial situation:
I am a good candidate for this loan because?I have never?missed or been late?on a payment for my?American Express?credit card, I live in one of my sister's houses and only pay for utilities.? I also own my own car, so my expenses are minimal.

Monthly net income: $??2,500

Monthly expenses: $
??Housing: $ 0?live in one of my sister's houses and just pay utilities.
??Insurance: $ 150
??Car expenses: $ 0?I own my own car.
??Utilities: $ 200
??Phone, cable, internet: $?50?
??Food, entertainment: $ Minimal, but around $200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1,100 (1 AMEX account)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$324.46

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	21 / 20	Length of status:	2y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16,560	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	LifeIsGoodHere	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$7,574.78	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Reduce Int. Rate/Real Estate Tax
Purpose of loan:
This loan will be re-finance my existing prosper loan at 17.75%.? The additional $3000 will be used to pay real estate taxes.

Investors: I plan to have this loan paid off?in?12 payments at most (assuming a rate of 8.5% with monthy payments of at least $900.00)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$271.33

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	18%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	2y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	24	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$26,360	Stated income:	$75,000-$99,999
Amount delinquent:	$400	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	durability-cluster	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Credit Cards
Purpose of loan:
I want to use the loan for debt consolidation.?I want to close all accounts except one.

I want to pay down my debt as quickly as possible outside of the Credit Cards APR's.

My financial situation:
I am current on all my bills, but have accumulated too much debt. I want to pay it down so I can save more money.

Monthly net income: $ 6666.00

Monthly expenses: $
??Housing: $ 1225.00
??Insurance: $ 100.00
??Car expenses: $ 300.00
??Utilities: $?150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	22 / 15	Length of status:	1y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	57	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$20,625	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sparkling-credit3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Short term high Interest Deb
Purpose of loan:
We finished building our house in 2008 and?we absolutely love it.? I did the contracting and most of the work myself.? We basically overbuilt our house for our budget at the time.? Of course with the meltdown of the economy, we haven't been able to obtain the raises or job transfers that would allow us higher incomes.? I did just receive a raise last month which will finally get us within our budget.? However, we got behind some during this time and took out some smaller very high interest loans.? We would like to pay all of these off and some credit card debt so that we can get our credit score raised enough to refinance our house for a large saving which will enable us to be very comfortable with our incomes.? My wife and I both have very secure jobs, we both have Bachelor's degrees.? I have been with my employer for 1 1/2 years and she has been with hers for 10 years.?? We have a 6 year old son (which is enough for us) and 2 rotten dogs, which we have had for 10 years.

My financial situation:
We have never made a late payment .? Our credit is very important to us.? We have a low score due to our revolving debt utilization.? We are set up on payment plans with our larger credit cards.? After speaking with consumer credit counseling, we found out we could call the cr. cards directly and work out the same payment plans (5 year payoff) without damaging our credit score (except Citi card).
I noticed that our prosper credit info is showing 1 current delinquency although with a zero amount.? I have ran all credit reports trying to figure out what this is since we have never had a late payment on our credit.? The only thing I can find is an old student loan that was paid off but they reported us as "unable to locate consumer".? which shows up as potential negative (even though nothing was owed).

Monthly net income: $ 5760
mine 3120
spouse 2640

Monthly expenses: $
??Housing: $ 2595
??Insurance: $ 115 (auto)
??Car expenses: $? 300 (maint and fuel) we have an?02 cavalier and a 98 Nissan both paid for
??Utilities: $? 400
??Phone, cable, internet: $ 150?
???Food, entertainment: $ 850 (our home is our entertainment)
??Clothing, household expenses $
??Credit cards and other loans: $??600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	82%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	10y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	22	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$18,589	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsibility-scout7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breathe
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	22y 5m
Credit score:	620-639 (Mar-2010)	Total credit lines:	74	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$1,879	Stated income:	$75,000-$99,999
Amount delinquent:	$1,192	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	RAO143	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-619 (Jan-2010) 600-619 (Nov-2009) 620-639 (Jul-2009) 640-659 (Jul-2008)
Principal balance:	$3,073.12	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Auto Maintenance/Keeping Current
Purpose of loan:?: This will be my second active loan via Prosper, whereby I have made all of my payments?to Prosper on time.? This second loan will be used solely to off-set recent expenses incurred?relating to?auto maintenance performed on my?2005 VW Beetle (new tires, struts & shocks replacement, & a major mileage transmission tune-up).? This loan will allow me to remain current on my other debts.? It is my intention to pay this loan off early, as I am in line for an employment promotion?within the next two months, and I am making a move to the suburbs to lower my cost of living expenses (in-town rent).

My financial situation: I am a good candidate for this loan because I have?an excellent?credit history with Prosper.? I have been a top performer for a prestigious private company for 20 years.? Professionally, these past several years have seen my career springboard with promotions, recognition awards, annual salary increases, coupled with consistent overtime opportunities.

Monthly net income: $ 3,944.42 (based on my last payroll statement, which includes solid, historical, & monthly overtime hours worked).? My monthly income fluctuates due to overtime, which?can be?substantial.

**Note to?potential Lenders?- My?Prosper rating has?been lowered?from a "C" to an "E" (although my credit score remains the same as it was when I requested my first loan w/ Prosper - 642).? I assume my score is lower due to my debt-to-income ratio & having been a month?in arrears?on my car loan for a couple of months?(final pay-off June 2011).? I will be current with this creditor by the end of March.? Your consideration of assistance is very much appreciated in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$323.46

Auction yield range:	11.04% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1980	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	22y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$18,285	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-laser	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling House need loan for Repairs
Purpose of loan:
This loan will be used to pay a general contractor for repairs needed before I put my home up for sale.The contractor does not take credit cards and I am looking for a one payment a month option.The repairs that need to be completed are $2500 for an upgraded fuse panel, painting inside and out $4000, and plumbing $1000.I am being relocated and need to get the repairs completed as soon as possible.

My financial situation:
I am a good candidate for this loan because I have a steady job with the?Federal Government?and will not?have any problem in making this one time monthly payment.

Monthly net income: $ 11500

Monthly expenses: $
??Housing: $?3500
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 200

My financial situation:
I am a good candidate for this loan because I have a steady job with the?Federal Government?and will not?have any problem in making this one time monthly payment.

Monthly net income: $ 11500

Monthly expenses: $
??Housing: $?3500
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 200

My financial situation:
I am a good candidate for this loan because I have a steady job with the?Federal Government?and will not?have any problem in making this one time monthly payment.

Monthly net income: $ 11500

Monthly expenses: $
??Housing: $?3500
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	118%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	34	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$67,483	Stated income:	$25,000-$49,999
Amount delinquent:	$20	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-speedy-affluence	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for car damages, medical
Purpose of loan:
This loan will be used to? to pay off unexpected medical bills and to provide extra cash

My financial situation:
I am a good candidate for this loan because?
according to my credit report from Trans my credit score is 772.? I know that I have a low score of 655 from another credit review but am determined to use this loan to help with any future unexpected expenses.

Monthly net income: $ 2650.00

Monthly expenses: $
??Housing: $?1810 - this includes insurance and taxes with our payment - my husband pays for this.
??Insurance: $
??Car expenses: $ car paid for
??Utilities: $
??Phone, cable, internet: $ 110
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.98%	Starting borrower rate/APR:	14.98% / 17.15%	Starting monthly payment:	$693.11

Auction yield range:	6.04% - 13.98%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	11y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,166	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cjohn67	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Consumer Debt
Purpose of loan:
Citi took advantage of their ability to raise my rates before the new laws went into effect and raised the rates on the card I had all my debt consolidated from 4.99% to 29.99% annually.? Needless to say, I want to get it to something more "reasonable."? There were no late payments or anything.? They basically sent me a letter saying my rates were going up, and that I had 30 days to decide whether to keep that account open or not.? I will be closing that account.

My financial situation:
I have been employed with this employer for 11-12 years and am not in any kind of danger of losing my job.? I only have this debt because I had to take a 3 month leave of absence 2 years ago to deal with complications on our first child's pregnancy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$289.38

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	4y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	14	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$14,548	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reasonable-funds3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for tuition and books.

My financial situation:
I am a good candidate for this loan because?my parents?lend me the money?up front?and I make monthly payments. Although they are no longer able to do this, I am still making a steady income and able to make monthly payments.

Monthly net income: $ usually around $4,000 but can be more or less depending on the month

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 0
??Car expenses: $ 150
??Utilities: $ 125
??Phone, cable, internet: $ 37
??Food, entertainment: $ 250
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	11.04% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1977	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	13y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$270,281	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	preeminant-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?Pay down credit line to increase flexibility

My financial situation:
I am a good candidate for this loan because? I have never defaulted on anything as mu record will show.

Monthly net income: $ 5500.00

Monthly expenses: $ 2500.00
??Housing: $ 3800.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$108.89

Auction yield range:	17.04% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$656	Stated income:	$25,000-$49,999
Amount delinquent:	$443	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ectoaxclv	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing Engagement Ring
Purpose of loan:
I will be using the loan to purchase an engagement ring.? I am asking for more than I will probably need just want to make sure I cover all expenses.

My financial situation:
I am a good candidate for this loan because I have been at the same job with a large corporation for almost 3 yrs.? I have a current auot loan and have disposable income to cover the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	5y 10m
Credit score:	700-719 (Feb-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,204	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Start up business bridge loan
Purpose of loan:
This loan will be used to?
My new company Age of Herbs, is growing beyond belief. We formed in January began selling products in February through local business', and we are already 3/4 sold out, our website launches on April 1st 2010, www.ageofherbs.net I need to hire 1 to 2 people, buy machines, and storage equip, I have an application in to the SBA. I can afford inventory due to these strong sales, I'm just afraid that I won't be able to keep up with demand and I won't have anything from the SBA before the site goes live.
?This is my second listing, I'm gonna hold off on two machines I wanted to get, there is just one bagging machine I have to get it costs $5800, the rest will be used for shelving and containers, my family has offered to donate there time to help this get completely off the ground.

My financial situation:
I am a good candidate for this loan because?
Along with this new business, I'm currently employed full time for a mom and pop business. have steady income and job security. I own my home no car payments and this new business allows me to keep my current job.

Monthly net income: $? this is based off of last year does not include new business
2773.34

Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 220
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1184
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2007	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	0y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	5	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$6,460	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fund-contributor5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to? pay off my over due bills

My financial situation:
I am a good candidate for this loan because? i need help and could re-pay quickly

Monthly net income: $

Monthly expenses: $
??Housing: $ 735
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.90%	Starting borrower rate/APR:	7.90% / 8.24%	Starting monthly payment:	$312.90

Auction yield range:	3.04% - 6.90%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 16	Length of status:	2y 6m
Credit score:	800-819 (Mar-2010)	Total credit lines:	30	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$24,329	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	keen-economy4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
The loan will be used to upgrade a kitchen. My salary has been over $150,000 in each of the past three years. We intend a mid-range kitchen upgrade, and will likely sell the house within the next 2-3 years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	3y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	14	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	goodhearted-balance4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renting Home need small remodle
Purpose of loan:
This loan will be used to?remodle paint, tile and landscaping We purchased this house 3mi from DT Austin as a rental and just need to fix her up

My financial situation:good
I am a good candidate for this loan because?my wife and I both work- rent will cover the loan- rent will be cash flow positive

Monthly net income: $ Including my wife 6,000

Monthly expenses: $ 2,100
??Housing: $956.00
??Insurance: $200
??Car expenses: $100
??Utilities: $140
??Phone, cable, internet: $100
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $ visa 1800 balance pay 100 per month
??Other expenses: $car note 2,000 balance 236 per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.40%	Starting borrower rate/APR:	6.40% / 6.74%	Starting monthly payment:	$153.02

Auction yield range:	3.04% - 5.40%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	16%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	8y 4m
Credit score:	820-839 (Mar-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$17,418	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	leverage-locomotive	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1973	Debt/Income ratio:	43%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 7	Length of status:	2y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	53	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$2,668	Stated income:	$25,000-$49,999
Amount delinquent:	$44,143	Bankcard utilization:	106%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	stylish-p2ploan4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? Debt Consolidation

My financial situation:
I am a good candidate for this loan because?
I am employed and can pay my loan on a timely basis.
Monthly net income: $

Monthly expenses: $
??Housing: $ 1,000.00 per month, mortgage.
??Insurance: $ 700.00 per year
??Car expenses: $ 153.00 per month.
??Utilities: $ 200 per month
??Phone, cable, internet: $ 75.00 per month
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 80.00 per month
??Credit cards and other loans: $ 200.00 per month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 38.36%	Starting monthly payment:	$44.80

Auction yield range:	17.04% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2004	Debt/Income ratio:	3%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	1y 6m
Credit score:	640-659 (Mar-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$1,213	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	radiant-bill9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UNENSPECTED BILL
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$400.57

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	0y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	22	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$4,712	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unabashed-leverage3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally buying the ring
Purpose of loan:
This loan will be used to finance the engagement ring my girlfriend deserves.

My financial situation:
I am a good candidate for this loan because I have a stable job and income.? My income can only increase therefore giving me tha ability to pay the loan off quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	1y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$8,259	Stated income:	$50,000-$74,999
Amount delinquent:	$1,859	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	best-visionary-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Loan for College Tuition
Purpose of loan:
This loan will be used to pay the $2913.75 balance to University of Phoenix for my tuition. A copy of the Account Summary can be provided upon request. Ability to pay back loan by July 1, 2010.

My financial situation:
I have a balance with The University of Phoenix for $2913.75? for class recently completed. I am approved for $10,000 of financial aid however a check cannot be cut because the school has not signed off; the school cannot sign off until I am registered for?my next?class, I cannot register for a class until the $2913.75 balance is paid. Once the $2913.75 balance is paid, I may register for class and access the $10,000 in funds. Supporting documents can be provided. I am anxious to pay the balance with UoP, register for class, and use financial aid to pay back my merciful lender.

By the way, I am a hard working full time doctoral student with a 3.7 GPA.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $ 500
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 145
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	8%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	12	Occupation:	Investor
Now delinquent:	1	Revolving credit balance:	$476	Stated income:	$100,000+
Amount delinquent:	$391	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-gatherer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Marketing for FAS,
Purpose of loan:
FAS Capital is an Introductions - Consulting - Marketing and Holdings Company. Our staff has about a decade of trading experince.
A Small peice of the funds will be used to redo website, and launch a new lead generation site for two untapped markets. Also to issue two press releases on two contracts we signed that could bring in quick short business.

A Bulk of the Money will be to master the system on prosper. I trade everything from equities, to dervitives and have a background on buying and selling real estate note. I have a diversified portfolio that will inatialize a formula driven trade system.

My financial situation:
I am a good canidate for this positions because FAS Capital does about 18000 in gross reveunes with room to expand, lacking capital.

Monthly net income: $ 7500????

Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 98
??Car expenses: $?490?
??Utilities: $? 700
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 100
??Clothing, household expenses $ 500?
??Credit cards and other loans: $?65
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 11	Length of status:	0y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$48,153	Stated income:	$100,000+
Amount delinquent:	$1,966	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Colorado-Geek	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bring Mortgage Current
Purpose of loan:
This loan will bring me current on my mortgage before I wind up in default and consolidate?one smaller credit card payment I have with a high interest rate.

My one delinquint account that you will see on here is the mortgage I want to bring current and payoff late fees.? I pay all of my other bills as you can see from my credit history.? I am willing to bet that I will jump out of the HR category as soon as my account becomes current.? This loan is a safe bet, you will get paid back.? My security clearance and job depend on me maintaining financial responsibility.

My financial situation:
Gross Monthly Pay: $7900
Take home pay right now is:?$5800
Take home pay each month starting April: $7050 (after paying back pay advance, see below)
Additional: $14000/year as AF Reservist

If you are wondering about the math between gross and take home, I am in an ex-patriot status working overseas and don't pay income tax.? Yes, it is a very nice situation to be in.? I do still pay for insurance, medicare and social security though.

I am paying for my mortgage in Colorado Springs and rent while I work overseas, no getting out of either one right now as I have family living in the house.

In April I finish paying back a pay advance I took from my company during my move for this job.? This will add $625 post tax to each paycheck giving me an additional $1250 in take home pay each month that will be used to payoff this loan and continue making on time mortgage payments.

Send me a message if you want to know more.? If this works out I am going to do another loan to kill those credit cards too!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$228.52

Auction yield range:	8.04% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 14	Length of status:	3y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	46	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$18,933	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bright-payment2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
This loan will be used to consolidate and pay off credit card debt. I worked and paid my way through my undergraduate degree (BA in psychology) without accruing credit card debt, but during my Master of Social Work degree, I was unable to work many hours because I attended school full time and was placed at internships in order to complete my degree. I had to use credit cards to survive during that time. I began work immediately after graduation 4 years ago, and I have been employed full time with the same agency ever since. I have good job security since I always get great reviews at work, provide training for new employees, and have recently been selected to teach other staff a new method of providing therapy. I am a good candidate for this loan because I have never paid a single bill late in my life. I am dedicated to helping others and being a responsible citizen. I am currently employed as a school therapist at a continuation school in South Central Los Angeles where I work with low-income teens. In addition to this, I am a volunteer tutor for a 7 year old homeless girl and I also volunteer with the American Red Cross in disaster mental health. Oh yes, I also love the idea of paying my interest to another person instead of a bank!

Monthly net income: $4550

Monthly expenses: $
??Housing: $700 (shared apartment)
??Car expenses: $340 (loan and insurance)
??Utilities (including internet): $50 (split w/ roommate)
??Food, entertainment: $200 - $400
??Clothing, household expenses $50 - $200
??Credit cards and student loans: $820

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$308.24

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	26y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$65,204	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unflappable-wampum	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off HSBC credit card
Purpose of loan:
This loan will be used to? pay off HSBC credit card which increased my rate to 20% interest.. I will destroy the card.

My financial situation:
I am a good candidate for this loan because?I am a healthcare worker at the same hospital for 27 years, mortgage is paid except for home equity loan at $11,000, am married wife is nurse employed full time, car loan at $7,000, college loans $6,000 for son, my daughter is 10 years old.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	24 / 17	Length of status:	21y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	59	Occupation:	Civil Service
Now delinquent:	3	Revolving credit balance:	$9,402	Stated income:	$50,000-$74,999
Amount delinquent:	$166	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	33
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2010) 640-659 (Dec-2009) 640-659 (Nov-2009) 680-699 (Aug-2008)
Principal balance:	$1,818.58	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
MY LAST CHANCE!
Purpose of loan:
This is my last chance! I tried to get a loan several times with no help.? I had some fraudulent activity on my bank account. ( That is now resolved thank goodness) However, during that time I tried to get a loan from prosper with no success and had to get some payday loans.? Now those payday loans are breaking me.? I tried several times for just enough to pay those off and some money I owed my parents with no success.? I am trying one last time.? I have finagled all I can to keep up with everything and have nothing to finagle anymore.? I don't want to start falling behind on other payments, and this will happen soon if I cannot pay these payday loans off.??I would appreciate it greatly if you could help me!
My financial situation:
I have been at my current job for over 21 years and it is very secure.?I am a 911 dispatch supervisor, answering calls and dispatching both police and fire runs.?
Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $?50
??Clothing, household expenses $?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,009.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$136.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	8y 4m
Credit score:	660-679 (Mar-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$72	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	dollar-palm7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Out of pocket expenses for tuition
Purpose of loan:
This loan will be used to pay my out of pocket expense for my tuition.? I am 9 credits away from completing my BS Degree in Integrated Supply Chain and Operations Management.?

My financial situation:
I am currently employed as Buyer/Analyst for an Industrial Safety Supply Company.? I have worked there for 8 years and with my degree plan to move up in the organization.

Monthly net income: $ 52,400

Family:
I am married and have two wonderful children.? Working full time and attending school full time has been a challenge but it has been worth it.? Being an example to my children to better myself through education and perseverance has been very rewarding to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	1y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	30	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$137,483	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Gourmet_Gorilla	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Enterprise For Kids Lunches
We are looking for investment for cash flow to place in our bank to float new growth. We will pay for the loan out of profits from our $50,000 a month revenue stream, which is growing every month.

Gourmet Gorilla Inc., is a foodservice and education company that provides breakfasts, lunches and snacks to over 60 public and private schools within the Chicagoland area. Gourmet Gorilla was founded in February of 2008 serving 70 students in 4 schools; it has since grown into a profitable company serving over a 1000 meals a day to both private and public schools. Gourmet Gorilla is applying for WBE and SBE status.

Gourmet Gorilla?s mission is to strive for a sustainable future for our children by providing local and organic school lunches and healthier eating options. We are committed to working with community partners to provide solid nutrition for children in order to help them learn and grow. Building alliances between local farms, urban agriculturalists, dieticians, nutritionists, talented chefs, and sustainable food manufacturers, we are able to provide quality ingredients as well as educational resources on healthy food curriculum, the value of sustainable foods, garden projects, and ecological awareness. Gourmet Gorilla, Inc., sells prepared meals cooked from scratch every day using local and organic ingredients. Meals are individually packaged in compostable/reusable packaging or served family style-75% of the meals are hot, 25% are cold. Meals are either dropped off or served by Gourmet Gorilla servers.

Within 12 months, Gourmet Gorilla has managed to turn a profit. With gross annualized sales reaching $500,000, employing 17 full and part-time staff, Gourmet Gorilla has plans to exceed $4,000,000 in gross annual revenue by year 3, serving over 4000 lunches a day with a 20% net profit. Gourmet Gorilla partners heavily with the schools that it serves extending value far beyond the lunch room, with education curriculum that teach children where their food comes from, how it?s grown and produced, and how to prepare the food that they eat. Gourmet Gorilla also helps new schools market themselves through cross promotion at expos and other events.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1986	Debt/Income ratio:	2%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	9y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	36	Occupation:	Engineer - Electric...
Now delinquent:	7	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$48,059	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	32
Screen name:	BeenJamin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2010) 700-719 (Aug-2009) 740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Automobile Upgrade
Purpose of loan:
This loan will be used to Upgrade my Automobile
My financial situation:
I am a good candidate for this loan because:
1) My strong credit profile
2) Excellent Employment history Same Company 10 years
3) Low debt to income ratio
4) Good repayment history on all mortgage and consumer accounts
5) I currently own my Automobile
6) I had two previous Prosper loans that I was able to pay off early because of unexpected bonuses at work
7) I am a very responsible person

Monthly net income: $3000
Monthly expenses: $2500

I has to file Chapter 13 dues to family medical bills that my Health Insurance did not cover
I currently have no debt other then Chapter 13 Payments
All deliquent debt listed is included in Chapter 13
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	2y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	20	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,404	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	shorty842001	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2009) 600-619 (Nov-2007) 520-539 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Buying new furniture for my family
I am requesting a loan to be able to?buy my family new furniture and to take a family vacation. I just used my tax return to pay off all my?debt and would now like to spoil my family a little bit. I have borrowed from prosper before and just paid my loan off. I have worked full time?for two and a half?years now at Quality Property Management. And started a second job?a year ago as a care giver. This loan would not be difficult to pay off. I would probably even have it paid off before the date that it has to be paid off by. Thank you for considering and I?appreciate your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$967.74

Auction yield range:	17.04% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	7y 4m
Credit score:	740-759 (Mar-2010)	Total credit lines:	30	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$29,527	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RoasterRick	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NW Coffee Roasting Company
Purpose of loan:
This loan will be used to? purchase back 7.5% of our stock from one of 2 minor stock holders.? The total purchase price of the stock is $30,000, of which we are using $5,000 of personal savings.? Our stock holding will increase from 70% to 77.5%.? The stockholder we are puchasing from will still own 7.5% and one other stockholder owns the remaining 15%.

My financial situation:
I am a good candidate for this loan because? 1. This is an established and growing company.??Our company?was?established in 2002.??Our company?grew?52% 2008 vs. 2009.? We are currently growing at a 39% rate?in 2010.? All sectors of our business are growing:? Internet, wholesale distribution and retail operations at our roasting facility.? 2.? This company has a fantastic reputation.? Our company is the only coffee roasting company in the?northwest?published?on the National Geographic MapGuide for?geotourism excellence in the Oregon & Washington Central Cascades.?A copy of the map can be obtained at?TheCentralCascades.com.? Our research shows?that we may be the only coffee roasting company in the continental USA published on a National Geographic MapGuide.? 3.?We have good credt and been?very?frugal so as to not overextend ourselves.? We are a veteran owned company:? 21 years in US Army - retired in 2001. ?4.?Finally, coffee is a?strong commodity in this economy.? People haven't stopped drinking coffee...it is their purchasing?habits that have changed.? While fewer people are spending?money on designer drinks...more people are buying quality?coffee to brew at home.?Our online sales are growing and we have a good online presence:? web & FB.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$97.71

Auction yield range:	4.04% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	1y 7m
Credit score:	740-759 (Mar-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$234	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ChrisLoans2You	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	760-779 (Jul-2009) 740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Solid Loan for your portfolio.
Ok sharks you got me to list at a higher rate. This is a locked in, will pay on time loan. I have previously taken out a loan on Propser for $2900 which I made payment on for about?4-5 months and then paid off the balance in full. I will keep this loan for a minimum of 1 year, but maybe the full term. I do like to pay off debt quickly if I can.

My financial situation:
I am a good candidate for this loan because?
I have a low cost of living and and my job is not in jeapardy.
I worked very hard to rebuild my credit from my youthful mistakes and will not ruin it.
I am a family man who makes it a priority to pay bills.
I check my credit regularly to ensure it is perfect and accurate
I have 45% equity in my home ($108,000) conservative equity estimate
$2000 in the bank.
I am due for a salary?increase in Sep 2010

The loan will be paid back, period. I have been burned by a few borrowers on here and I know how it feels to see a loan go bad. I will not do that to anyone. I will set up my payments on auto draft.

**The "judgement" on my credit history is from a work accident in 2003. The insurance company was supposed to send payment for the bill and they delayed. I was persistent, but got caught up in the red tape and they did not pay until 1 week after the judgement was rendered. I worked hard to get it removed, 2 bureaus removed it, but not Experian. The ammount was negligible ($325).

** Prosper may be showing I do not own a home. I am going to fax in my paperwork so hopefully that will be updated correctly. I do own a home, but recently refinanced which may explain why it is not showing up yet. I own a home valued conservatively at 239,000 and I owe 131,000 30 years at 4.875%

I owe around $1700 on a $25,000 2007 Ford Edge, which I am ahead on my payments and do not need to pay until Jan 2011.
I was in a car accident in Novemenr and had to get rid of my paid off beater and got a 2010 Civic. I owe $15,000 on it@ 2.9%
I think I should be an AA rating, but I made?some recent?inquiries and a new car, home refinancing which knocked me down to A

I am currently working full time as well as taking?12 college credits this semester.
My net salary pay is?$1254 bi weekly?weeks plus once a month?I get a mileage check and health insurance reimbursement monthy (around $400 net)
My company is also generous enough to give us a nice?holiday bonus, and I do make some?signifigant extra cash on the side doing various things.

This loan is a solid one for your portfolio, it will get paid back over time, providing you with a solid?flow of interest and principal?coming in.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	3y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	15	Occupation:	Medical Technician
Now delinquent:	2	Revolving credit balance:	$25,722	Stated income:	$75,000-$99,999
Amount delinquent:	$39,768	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	resolute-silver	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a personal loan
Purpose of loan:
This loan will be used to? Paying off personal debt (Supposed to be gift) to get out of a uncomfortable situation. Tired of hearing about it everyday.

My financial situation:
I am a good candidate for this loan because? Steady income.

Monthly net income: $ 5000.00

Monthly expenses: $ 2300
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$506.48

Auction yield range:	17.04% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 3m
Credit score:	740-759 (Mar-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$15,272	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-money-base	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Franchising second 7-Eleven
Purpose of loan: This loan will be used to finance second 7-Eleven franchise.
My financial situation: I am a good candidate for this loan because I already have franchised one 7-Eleven, and I have?been running it successfully since December of 2008. Existing store generates net income of $167,000 per year. I do not have any landing for the first store. I am pursuing for the second store, which is been approved by 7-Eleven. I will have to pay $187,000. Second store will generate approximate net income of $100,000. Citi Bank approved me for $75,000 for five years @8.00% interest rate. Only reason Citi Bank did not approved me for the amount I requested was, I do not have big landing history. But I am blessed that Citi Bank approved me for $75,000. I have $100,000 and working capital on hand. I will need $14,000 to make my dream come true with the help and trust of you all. Thanks in advance, May God Bless You.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1981	Debt/Income ratio:	16%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	0y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	44	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$17,188	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	attractive-auction	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridging a Transaction Closing
Purpose of loan:
This loan will be used to consolidate our credit needs during the final month of closing a transaction that will return an amount of capital to us that was required to close the transaction.

My financial situation:
I?am a good candidate for this loan because our practice is active, I love my work,?and we are on track to assist more people and to help more companies achieve their goals than previous years.??We have transactions occurring every few years, and deals are taking a little longer than before to close them.? Our promised date was January 21, and we are now dealing with a late March date for the completion of the transaction.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	0y 6m
Credit score:	720-739 (Mar-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$486	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	penny-protector	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving to Dallas
Purpose of loan:
Hi, I'm a graphic designer from Mississippi and I'm planning on relocating to the Dallas/Fort Worth area in Texas. This loan will allow me to find a comfortable place to stay while I look for design opportunities. It will also allow me the means to promote my online shirt shop niftyshirts.net.

My financial situation:
I'm financially free and have an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2008	Debt/Income ratio:	10%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	31y 2m
Credit score:	640-659 (Mar-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-stream7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvements
Purpose of loan:
This loan will be used to? to remodel my home needing to make some improvements like my septic tank needs to be replaced and i would love to remodel my kitchen with the remainder of the money

My financial situation:
I am a good candidate for this loan because?i dont have any other monthly expenses at this and my net net income after everything i am able to retain about 2000 a month.

Monthly net income: $ 2981 excluding my husband income

Monthly expenses: $ 0 my husband takes care of all the bills
??Housing: $ 0 free and clear
??Insurance: $?80
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 500 for food again my husband pays all household bills my income is used for other expenses totaling about 500 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	3y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$1,291	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	pdqrtv	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to complete?repairs needed in a 3 bedroom?rental home that needs windows, water heater and kitchen cabinets. Home will rent quickly for $600.00 a month I could easily get more but I? rent a little lower than the market rents which brings more qualified renters that want to stay? for longer periods of time as they know they are getting a great deal, therefore I have very little tenant turn over.?My mortgage payment is $100.00 a month, insurance $56.00 a month and taxes $128.00 a year.?

My financial situation:
I am a good candidate for this loan because I have 7 other rentals that are all occupied and I have never missed a payment on any of them.

Monthly net income: $ 1233.00 from my rentals, plus one house that is almost ready and will cash flow $250.00 a month. I also make about $850.00 biweekly at my regular job.

Monthly expenses: $? ALL the expenses are split?with my wife as she has a full time job as well.
??Housing: $ 860.00
??Insurance: $ home included in mortgage, auto 143.00
??Car expenses: $ 274.00
??Utilities: $ 180.00
??Phone, cable, internet: $ 132.00
??Food, entertainment: $?210.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$264.67

Auction yield range:	17.04% - 32.00%	Estimated loss impact:	20.88%
Lender servicing fee:	1.00%	Estimated return:	11.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	4y 2m
Credit score:	600-619 (Feb-2010)	Total credit lines:	7	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,367	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	positive_change	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	600-619 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	1 ( 4% )	600-619 (Jan-2010) 520-539 (Jan-2008)
Principal balance:	$1,345.09	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
2ND PROSPER LOAN, PAY ON TIME
Purpose of loan:
The purpose behind this loan is to take consolidate my 1st prosper loan and my 2 credit cards into one monthly payment as well as provide me with a new computer for school.

My financial situation:
I am a wise investment because, despite what my credit score says, i am very good at paying my bills. As you can see by my previous prosper loan. The reason my most recent payment was considered late was because I was short 5 dollars in my bank account and was getting paid that night, so my bank sent the payment back and I was charged...but i had never missed a payment before that it was just one of those once in a blue moon events.

I currently go to school for apparel design, so part of this loan will be used to purchase a new laptop that is capable of running the design programs necessary to complete my assignments. [my school is paid for by student loans]
On top of school i also work full time as a manager for a shoe store, as well as being the person in the house that is responsible for making sure all the bills for the house get paid, i do not have to pay all the bills but i make sure everyone gives me the money to pay them, im kinda like the landlord of the house and it can get very stressful.
as you can see from my previous prosper loan I'm very good when it comes to making payments, like i said the reason for my high risk rating is because of my credit card balances, i have no delinquencies and am very dependable when it comes repaying my debt especially when it is to real people.
By getting this prosper loan i will be able to pay off both my credit cards, my previous prosper loan and buy a computer for school, thus consolidating most of my bills into one monthly payment which will make it easier to keep on top of everything here at the house.
Thank you for taking the time to look at my loan, feel free to ask me any questions. I appreciate any help you can provide.

This is how the money will be used

prosper loan- 1500
credit card 1- 1650
credit card 2- 600
computer- 1800

Monthly net income: $ 2000
Monthly expenses: $ 1014.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 33.00%	Starting monthly payment:	$41.91

Auction yield range:	4.04% - 28.00%	Estimated loss impact:	2.24%
Lender servicing fee:	1.00%	Estimated return:	25.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	36%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 6	Length of status:	2y 10m
Credit score:	700-719 (Feb-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$65,080	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	golden-pound8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan
Purpose of loan:
This loan will be used to increase the size of my ticket brokering business.? For the past 18 months, I have been operating a?side business?that involves buying and reselling tickets to concerts and sporting events.??My average profit on a transaction is approximately 35%, though it does vary from transaction to transaction.?Spring and summer is the best time as that is when the more popular music acts tour.? I currently have about $5,000 at work and believe that I can easily put more capital to work in high quality tickets.

My financial situation:
I am a good candidate for this loan because I have?solid credit and never been late on a payment for anything.? I am a homeowner with a property that I have over 20% down on.?I have an MBA and am in a professional job in the investment field. ?I expect my income to increase this year and my bonuses to resume as the economy improves which further improves my financial and cash flow situation.? I reduced my credit card debt by nearly 10% in 2009 and am continuing to focus on working that debt down in 2010.?The profit from my ticket selling business will assist me in paying my credit card debt down more quickly.????

Monthly net income: $6,400

Monthly expenses: $5,630
??Housing: $2,300
??Insurance: $80
??Car expenses: $420
??Utilities: $50
??Phone, cable, internet: $180
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $2,000
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$434.07

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	19 / 15	Length of status:	24y 10m
Credit score:	740-759 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$92,090	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	efficient-benjamins4	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
Pay off two credit cards that terms changed from 7.9% to 34.99% -- this changed occurred due to a promotion rate that ended on one card and the other card went out of business -- but raised their terms before closing the accounts.? They stated that a notice was sent out informing me and giving me the option of opting out.? Both of these cards are/were in good standing without any late payments.

My financial situation:
I am a good candidate for this loan because I have good credit and pay my bills on time.? My husband and I have been successful self-employed for 25 years.? I borrowed on these credit cards for business expansion and made that decision based on the interest rate at the time.? I am looking to restructure the debt in order to pay it off more quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 32.28%	Starting monthly payment:	$211.98

Auction yield range:	17.04% - 28.90%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	64%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 10	Length of status:	5y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	36	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$7,804	Stated income:	$1-$24,999
Amount delinquent:	$1,665	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	asset-assembler	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to? Get debt paid off and start fresh

My financial situation:
I am a good candidate for this loan because? My husband and I will have most all of our debt paid off in the next two years and very excited to finally be able to add more to our growing 401K.......I am wanting to shoot for a good credit score.....

Monthly net income: $ Household is 88,000.00

Monthly expenses: $ 3500.00
??Housing: $ 1100.00 includes taxes and insurance
??Insurance: $ 2188.00 for vehicle and life insurance
??Car expenses: $ 340.00 payment?? 200.00?gas
??Utilities: $?275.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 869.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$215.01

Auction yield range:	17.04% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1977	Debt/Income ratio:	38%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 8	Length of status:	5y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$5,968	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	payout-enthusiast1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay debts off
Purpose of loan:
This loan will be used to?
I wish to pay off some debts to have one payment
My financial situation:
I am a good candidate for this loan because?
I will pay this loan to be in good standing for future needs
Monthly net income: $
$1450.00
Monthly expenses: $
??Housing: $ 245
??Insurance: $ 70.00
??Car expenses: $ 268.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 256.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$224.67

Auction yield range:	17.04% - 19.55%	Estimated loss impact:	19.10%
Lender servicing fee:	1.00%	Estimated return:	0.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	5y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.